Federated Hermes Corporate Bond Fund
A Portfolio of Federated Hermes Investment Series Funds, Inc.
CLASS A SHARES (TICKER FDBAX)
CLASS C SHARES (TICKER FDBCX)
CLASS F SHARES (TICKER ISHIX)
INSTITUTIONAL SHARES (TICKER FDBIX)
CLASS R6 SHARES (TICKER FDBLX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2025
1. In the Prospectus, under “Who Manages the Fund?” in the sub-section “Portfolio Management Information–High-Yield Affiliated Fund,” please remove the information for Mark E. Durbiano and replace it with the following information:
“Kathryn P. Glass
Kathryn P. Glass, CFA, Senior Portfolio Manager, has been the High-Yield Affiliated Fund’s portfolio manager since September of 2023.
Ms. Glass is Co-Head of the Domestic High Yield Group. She is responsible for day to day management of the High-Yield Affiliated Fund focusing on security selection, overseeing the macro strategy of the High-Yield Affiliated Fund and general team oversight. She has been with the Adviser or an affiliate since 1999, has worked in investment management since 1999, and has managed investment portfolios since 2014. Education: B.A., University of Pittsburgh; M.A., Cornell University; M.S.I.A., Carnegie Mellon University.”
2. In the Statement of Additional Information, under “Who Manages and Provides Services to the Fund?” in the sub-section “Portfolio Manager Information” please remove the information for Mark E. Durbiano and replace it with the following:
“The following information is provided as of February 28, 2025.
High-Yield Affiliated Fund
Kathryn P. Glass, Portfolio Manager
Types of Accounts Managed by Kathryn P. Glass	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$10.2 billion
Other Pooled Investment Vehicles	2/$233.7 million
Other Accounts	5/$810.8 million
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Kathryn Glass is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
The Fund will gain exposure to high-yield securities by investing in another fund (the “High Yield Bond Core Fund”). Ms. Glass manages the High Yield Bond Core Fund according to its specific investment program. Thus, although Ms. Glass is not responsible for making investment decisions directly on behalf of the Fund, the high-yield, fixed-income portion of the Fund’s portfolio may be subject to his management of the High Yield Bond Core Fund. IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Ms. Glass is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Ms. Glass is responsible when her compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).”
April 28, 2025

Federated Hermes Corporate Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457011 (4/25)
© 2025 Federated Hermes, Inc.